Exhibit 10.15

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Safarian Choi & Bolstad LLP
555 South Flower, Suite 650
Los Angeles, California  90071
Attention:  Chris K. Safarian, Esq.

(Space Above For Recorder's Use)

ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST AND OTHER LOAN DOCUMENTS AND MODIFICATION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST AND OTHER LOAN DOCUMENTS AND MODIFICATION AGREEMENT (this "Agreement") is made as of the 1st day of October, 2015, by and among PHG SAN ANTONIO, LLC, a Georgia limited liability company ("Original Borrower"),  JATIN DESAI, an individual ("Desai"), MITUL PATEL, an individual ("Patel"), and GREGORY M. FRIEDMAN, an individual (“Friedman” and, together with Desai and Patel, each individually an "Original Guarantor" and collectively "Original Guarantors"), CDOR SAN SPRING, LLC, a Delaware limited liability company (“CDOR”), TRS SAN SPRING, LLC, a Delaware limited liability company  (“TRS” and, together with CDOR, hereinafter individually and collectively referred to as “New Borrower”), CONDOR HOSPITALITY TRUST, INC., a Maryland corporation (“New Guarantor”), and LMREC 2015-CRE1, INC., a  Delaware corporation (“Lender”).

RECITALS

A.Pursuant to that certain Promissory Note dated as of April 21, 2014 (the "Note"), executed by Original Borrower, as maker, in favor of LMREC III Holdings III, Inc., a Delaware corporation (“Original Lender”), as holder, Original Lender made a loan to Original Borrower in the original principal amount of Eleven Million Two Hundred Twenty Thousand Dollars ($11,220,000) (the "Loan").

B.The repayment of the Note and the repayment of Original Borrower’s obligations under the Loan Documents are secured, inter alia, by that certain (i) Deed of Trust, Security Agreement and Financing Statement dated April 21, 2014  (the "Security Instrument"), from Original Borrower, as trustor, to Cyrus N. Ansari, Esq., as trustee, for the benefit of Original Lender, as beneficiary, recorded on April 22, 2014 in the Official Records of Bexar County, Texas (“Official Records”) as Instrument No. 20140064332, and encumbering that certain real property (the "Land") situated at 524 S. St. Mary’s St., San Antonio, Texas, as is more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (collectively, the "Improvements") (the Land and the Improvements are hereinafter sometimes collectively referred to as the "Property"), (ii) Assignment of Leases and Rents dated April 21, 2014  (the “Lease Assignment”), executed by Original Borrower in favor of Original Lender and

LM[Springhill Suites San Antonio]

C. recorded on April 22, 2014 in the Official Records as Instrument No. 2014064333, and (iii) Assignment of Warranties and Other Contract Rights dated April 21, 2014 (the “Contracts Rights Assignment”), executed by Original Borrower in favor of Original Lender.

D.In connection with the Loan, (i) Original Borrower and Original Guarantor executed for the benefit of Original Lender that certain Hazardous Substances Indemnity Agreement dated April 21, 2014 (the "Original Environmental Indemnity"), (ii) Original Guarantor executed for the benefit of Original Lender that certain Indemnity and Guaranty Agreement dated April 21, 2014 (the “Original Indemnity Guaranty Agreement”), and (iii) Original Guarantor executed for the benefit of Original Lender that certain Completion Guaranty Agreement dated April 21, 2014  (the “Original Completion Guaranty Agreement” and, together with the Original Indemnity Guaranty Agreement and the Original Environmental Indemnity,  collectively, the “Original Guaranties”).

E.In connection with the Loan, (i) Original Borrower executed in favor of Original Lender that certain Lockbox and Security Agreement dated April 21, 2014  (the “Original Lockbox Agreement”), (ii) Original Borrower, Original Lender and Wells Fargo Bank, National Association executed that certain Deposit Account Agreement dated March 2014, (the “Original Deposit Account Agreement”), (iii) Original Borrower executed in favor of Original Lender that certain Certificate Regarding Borrower Structure dated April 21, 2014 (the "Original Borrower Certificate"), (iv) Original Borrower executed in favor of Original Lender that certain Receipt and Closing Certificate dated April 21, 2014  (the "Original Closing Certificate"),  and (v) Original Borrower and Hotel Manager, executed in favor of Original Lender that certain Consent, Subordination and Recognition Agreement dated April 21, 2014 (the "Original Management Agreement Subordination"), with respect to that certain Management Agreement dated July 22, 2010, between Original Borrower, as owner, and Hotel Manager, as property manager (the "Original Property Management Agreement").

F.The Note, the Security Instrument, the Lease Assignment, the Contract Rights Assignment, the Original Guaranties,  the Original Lockbox Agreement, the Original Deposit Account Agreement and all other documents, agreements and instruments evidencing, securing or otherwise pertaining to the Loan (as set forth on Exhibit B attached hereto),  are collectively referred to herein as the "Original Loan Documents".

G.Original Lender assigned the Loan to Lender pursuant to that certain Assignment of Deed of Trust, Security Agreement and Financing Statement and Other Loan Documents recorded in the Official Records on February 11, 2015 as Instrument No. 20150023538.

H.Concurrently herewith, Original Borrower is selling, assigning, transferring and conveying the Property to New Borrower (the "Property Transfer").

I.Original Borrower and New Borrower have requested the consent of Lender to (i) the Property Transfer from Original Borrower to New Borrower, (ii) the assumption by New Borrower of the obligations, duties and liabilities of Original Borrower under the Original Loan Documents, as such Original Loan Documents are amended, modified, supplemented, substituted for and replaced as provided in this Agreement (the "Loan Assumption"), and (iii) the release of

LM[Springhill Suites San Antonio]

Original Borrower from liability for the payment of the obligations and the performance of the terms, covenants and conditions of the Original Loan Documents arising from and after the Effective Date (as hereinafter defined).

J.Concurrently herewith, (i) New Borrower is executing that certain Lockbox and Security Agreement of even date herewith (the "New Lockbox Agreement"),  (ii) New Borrower, Lender and Wells Fargo Bank, N.A. are executing that certain Deposit Account Control Agreement of even date herewith (the "New Deposit Account Agreement"), (iii) New Borrower is executing in favor of Lender that certain Certificate Regarding Borrower Structure of even date herewith (the "New Borrower's Certificate"),  (iv) New Borrower and New Guarantor are executing for the benefit of Lender that certain Hazardous Substances Indemnity Agreement of even date herewith (the "New Environmental Indemnity"), (v) New Guarantor is executing for the benefit of Lender that certain Indemnity and Guaranty Agreement of even date herewith (the "New Indemnity Guaranty"), (vi)  TRS and Hotel Manager are entering into that certain Hotel Management Agreement of even date herewith (the "New Management Agreement"), pursuant to which Manager shall provide on-site property management services to  TRS for the Property,  (vii) New Borrower, Manager and Lender are entering into that certain Consent, Subordination and Recognition Agreement of even date herewith (the "New Management Agreement Subordination"),  (viii) New Borrower and Lender are entering into that certain Subordination Agreement of even date herewith (the "Master Lease Subordination"),  and (ix) New Borrower, Lender and Marriott International, Inc., a Delaware corporation (“Franchisor”), are entering into that certain “comfort” letter of even date herewith (the “New Comfort Letter”).

K.Lender has agreed to consent to the Property Transfer from Original Borrower to New Borrower and the Loan Assumption by New Borrower, and to release Original Borrower from Original Borrower's obligations under the Original Loan Documents arising from and after the Effective Date,  and to release Original Guarantor from Original Guarantor’s obligations under the Original Guaranties arising from and after the Effective Date, provided that, as a condition precedent to such consent and release and in consideration of such consent and release, (i) New Borrower shall assume all of Original Borrower's liability and obligation for the performance of all terms and conditions of the Original Loan Documents (other than the Original Environmental Indemnity, the Original Indemnity Guaranty Agreement and the Original Completion Guaranty Agreement) from and after the Effective Date, as such Original Loan Documents are amended, modified, supplemented, substituted for and replaced as provided in this Agreement, (ii) New Borrower shall execute and deliver in favor of Lender the New Lockbox Agreement in place of the Original Lockbox Agreement and the New Deposit Account Agreement in place of the Original Deposit Account Agreement, (iii) New Borrower shall execute and deliver in favor of Lender the New Borrower's Certificate in place of the Original Borrower's Certificate as provided herein, (iv) New Borrower and New Guarantor shall execute and deliver in favor of Lender the New Environmental Indemnity, (v) New Guarantor shall execute and deliver in favor of Lender the New Indemnity Guaranty, (vi) New Borrower and Manager shall execute and deliver in favor of Lender the New Management Agreement Subordination as provided herein, (vii) New Borrower shall execute and deliver in favor of Lender the Master Lease Subordination, (viii) New Borrower and Franchisor shall execute and deliver in favor of Lender the New Comfort Letter as provided herein, and (ix) the Original Loan Documents shall be modified in the manner set forth herein.

L.Initially capitalized terms which are used in this Agreement and not defined herein shall have the meanings ascribed to such terms in the Security Instrument.

AGREEMENT

NOW, THEREFORE, in pursuance of said agreement and the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Consent to Property Transfer and Loan Assumption.  Effective upon the recordation of this Agreement in the Official Records (the "Effective Date"), Lender consents to the Property Transfer and the Loan Assumption (subject to the terms and conditions set forth in this Agreement), and agrees that said Property Transfer shall not constitute a Default or an Event of Default under any of the Original Loan Documents.  Lender's consent to the Property Transfer and the Loan Assumption is not intended to be and shall not be construed as a consent to any subsequent transfer (as described in Section 1.16 of the Security Instrument) of the Property or any interest in New Borrower which is not specifically provided by the express terms of the Security Instrument.

2.Replacement Loan Documents.  Effective upon and from and after the Effective Date, (a) the Original Lockbox Agreement is hereby terminated and the Original Lockbox Agreement shall be and is hereby replaced with the New Lockbox Agreement, (b) the Original Deposit Account Agreement is hereby terminated and the Original Deposit Account Agreement shall be and is hereby replaced with the New Deposit Account Agreement,  (c) the Original Borrower's Certificate is hereby terminated and the Original Borrower's Certificate shall be and is hereby replaced with the New Borrower's Certificate, (d)  the Original Property Management Agreement shall be and is hereby replaced with the New Management Agreement, and all references in the Original Loan Documents to the "Property Manager" shall mean Hotel Manager,  as the property manager pursuant to the New Management Agreement, and (e) the Original Management Agreement Subordination is hereby terminated and the Original Management Agreement Subordination shall be and is hereby replaced with the New Management Agreement Subordination.

3.Assumption of Obligations by New Borrower.  Effective upon and from and after the Effective Date, New Borrower hereby assumes and covenants to perform, be liable for and bound by and comply with each and every covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment, duty, obligation and liability of Original Borrower under the Original Loan Documents (other than the Original Guaranties,  the Original Lockbox Agreement, the Original Deposit Account Agreement, the Original Borrower Certificate, and the Original Management Agreement Subordination) from and after the Effective Date, as the Original Loan Documents are amended and modified pursuant to the terms hereof and as the Original Loan Documents are supplemented, replaced by and substituted for by this Agreement, the New Environmental Indemnity, the New Indemnity Guaranty, the New Management Agreement Subordination, the New Lockbox Agreement, the New Deposit Account Agreement and the New Borrower's Certificate, to the same extent and with the same force and effect as if said Original Loan Documents (other than the Original Guaranties, the Original Lockbox Agreement, the Original Deposit Account Agreement, the Original Borrower Certificate and the Original

Management Agreement Subordination)  had each originally been executed and delivered by New Borrower.  The foregoing assumption by New Borrower is absolute and unconditional, notwithstanding any failure of Original Borrower to perform on warranties or covenants running from Original Borrower or any affiliate of Original Borrower to New Borrower.  The foregoing assumption is for each and every covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment, duty, obligation or liability under the Loan Documents (as hereinafter defined) from and after the Effective Date.

4.Impound Reserve Deposit.  Concurrently with the execution and delivery of this Agreement, New Borrower shall pay to Lender a deposit into the Impound Reserve in the amount of Two Hundred Ten Thousand Seven Hundred Fifty-Two and 27/100 Dollars ($210,752.27) (the “Impound Reserve Deposit”).

5.Amendment to Note.  From and after the Effective Date, the Note is hereby amended as follows:

5.1Section 2.  The first two paragraphs of Section 2 of the Note are hereby deleted in their entirety and replaced with the following:

“During the first partial calendar month of the term of this Loan (if any), and through and including the later to occur of (x) August 1, 2016, and (y) the date which is six (6) full calendar months after the entire amount of the Additional Renovation Reserve Amount has been funded into the Renovation Reserve (collectively, the "Early Prepayment Period"), Maker may prepay the Loan in full and, to the extent necessary to avoid or cure a DSCR Triggering Event, in part, so long as (i) Maker gives to Lender not less than thirty (30) days and not more than ninety (90) days prior written notice to Lender specifying the date on which prepayment is to be made (the "Early Prepayment Date") and (ii) upon prepayment of:  (a) all accrued interest to and including the Early Prepayment Date; (b) LIBOR breakage costs, if any, if the Early Prepayment Date is not a Payment Date; (c) the Yield Maintenance; (d) the Exit Fee; and (e) all other sums due under this Note and the other Loan Documents.  Thereafter, Maker may prepay the Loan in whole and, to the extent necessary to avoid or cure a DSCR Triggering Event, in part, upon not less than thirty (30) days and not more than ninety (90) days prior written notice to Lender specifying the date on which prepayment is to be made (the "Prepayment Date") and upon prepayment of:  (A) all accrued interest to and including the Prepayment Date; (B) LIBOR breakage costs, if any, if the Prepayment Date is not a Payment Date; (C) the Exit Fee; and (D) all other sums due under this Note and the other Loan Documents.  Notwithstanding anything contained herein or in the other Loan Documents to be contrary, if Maker gives Lender notice of Maker's intention to prepay the Loan and thereafter Maker does not prepay the Loan in full on the designated Early Prepayment Date or the Prepayment Date, as applicable, such failure shall not constitute a Default by Maker, and then Maker shall pay to Lender a fee in an amount equal to Five Hundred Dollars ($500) concurrently with any notice of prepayment subsequent to the first notice of prepayment delivered to Lender pursuant to the terms of this Section 2.  For purposes of this Section 2, the following initially capitalized terms used herein shall have the following meanings:

"Yield Maintenance" means an amount equal to the interest rate spread of six and one-quarter percent (6.25%) plus LIBOR as determined on the Early Prepayment Date (but in no event less than the LIBOR floor of 0.1522%) on the outstanding principal balance of the Loan so prepaid from the Early Prepayment Date through and including the later to occur of (i) August 1, 2016, and (ii) the date which is six (6) full calendar months after the entire  amount of the Additional Renovation Reserve Amount has been funded into the Renovation Reserve.”

5.2Section 3.  Section 3 of the Note is hereby amended by adding a new paragraph (Q) thereto as follows:

“(Q)for any and all Losses incurred or suffered by Lender arising out of or in connection that certain Master Lease Agreement dated as of October 1, 2015, by and between CDOR San Spring, LLC, a Delaware limited liability company, as landlord, and TRS San Spring, LLC, a Delaware limited liability company, as tenant (the “Master Lease”), or a breach by any party under the Master Lease, or any material modification of the Master Lease (except as permitted by the Loan Documents) or termination of the Master Lease (except as permitted by the Loan Documents)”.

5.3Sections 15, 16 and 17.  New Sections 15, 16 and 17 are hereby added to the Note follows:

“15.JOINT AND SEVERAL LIABILITY

Notwithstanding anything to the contrary contained herein, each individual or entity executing this Note as "Maker" shall be jointly and severally liable for the representations, warranties, covenants and agreements made by Maker herein, and the liability of each of the parties constituting Maker hereunder, shall be joint and several.  If this Note is executed by more than one party constituting Maker, it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such parties constituting Maker without seeking to enforce the same as to all or any such parties.  Each of the parties constituting Maker hereby waives any requirement of joinder of all or any of the parties constituting Maker in any suit or proceeding to enforce the provisions of this Note.

16.WAIVERS BY MAKER

To the extent that any party constituting Maker (a "Maker Entity") is a surety or guarantor under applicable law, whether in respect of any other Maker Entity's obligations or otherwise, then each such Maker Entity, solely in such Maker Entity's capacity as a surety or guarantor and not in such Maker Entity's capacity as a primary obligor or principal (but without diminishing any other waivers made in any of the Loan Documents in such Maker Entity's capacity as primary obligor or principal), waives (to the extent permitted by applicable law) any defenses such Maker Entity may have under the laws or decisions of the State of Texas pertaining to the rights and remedies of sureties.  Without limiting the foregoing, and to the extent permitted by applicable law, each Maker Entity, solely in such Maker Entity's capacity as a surety or guarantor and not in such Maker Entity's capacity as a primary obligor or principal (but without diminishing any other waivers made in any of the Loan Documents in such Maker Entity's capacity as primary obligor or principal), hereby waives and agrees not to assert or take advantage of:

(a)Any right to require Lender to proceed against any Maker Entity, any separate entity which makes up any Maker Entity or, if any Maker Entity is a limited liability company, any member of any Maker Entity or any other indemnitor, obligor or guarantor of the indebtedness and obligations evidenced hereby or any other person or entity or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against any Maker Entity hereunder;

(b)The defense of the statute of limitations in any action hereunder;

(c)Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or entity or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or entity;

(d)Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any Maker Entity, Lender, any endorser or creditor of any Maker Entity or on the part of any other person or entity whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e)(i) Any defense based upon an election of remedies by Lender, even though such election (e.g. nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the indebtedness evidenced by this Note) destroys or otherwise impairs the subrogation rights of any Maker Entity or the right of any Maker Entity (after payment of the obligations secured by the Security Instrument) to proceed against any other Maker Entity for reimbursement, or both, and (ii) any and all rights or defenses any Maker Entity may have by reason of protection afforded to any other Maker Entity with respect to any of the obligations of each Maker Entity under this Note or the Security Instrument pursuant to the antideficiency or other laws of the State of Texas limiting or discharging any Maker Entity's indebtedness evidenced by this Note and secured, in part, by the Security Instrument;

(f)Any right or claim or right to cause a marshaling of the assets of any or all of the Maker Entities;

(g)Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Note;

(h)Any duty on the part of Lender to disclose to any Maker Entity any facts Lender may now or hereafter know about any other Maker Entity, Lender's security under the Security Instrument or any other Loan Document or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which such Maker Entity intends to assume or Lender has reason to believe that such facts are unknown to such Maker Entity or have a reasonable opportunity to communicate such facts to such Maker Entity, it being understood and agreed that each Maker Entity is fully responsible for being and keeping informed of the financial condition of any other Maker Entity, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by such Maker Entity hereunder;

(i)Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j)Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation of this Note or any other Loan Document;

(l)Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of any Maker Entity) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of Lender's rights, whether now or hereafter required, which Lender may have under this Note or any other Loan Document;

(m)Any modifications of the Loan Documents or any obligation of any Maker Entity relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

(n)Any action, occurrence, event or matter consented to by any Maker Entity under Section 16(h) hereof, under any provision hereof, or otherwise;

(o)Any and all benefits and defenses under any applicable law which would limit any Maker Entity's liability if any other Maker Entity had no liability at the time of execution of this Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable;

(p)Any and all benefits and defenses under any applicable law which, if any Maker Entity had not given this waiver would otherwise prohibit such Maker Entity's liability from being larger in amount and more burdensome than that of any other Maker Entity;

(q)Principles or provisions of law, statutory or otherwise, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor;

(r)Any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder; and

(s)Without limiting any of the foregoing, any and all rights Maker Entities may have under, and any requirements imposed by (i) Chapter 34 of the Texas Business & Commerce Code, as amended, (ii) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (iii) Rule 31 of the Texas Rules of Civil Procedure, as amended, and (iv) §§51.003, 51.004 and 51.005 of the Texas Property Code, as amended.

Each Maker Entity understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate such Maker Entity's right of subrogation against any other Maker Entity and that each Maker Entity may therefore incur a partially or totally nonreimbursable liability under this Note.  Nevertheless, each Maker Entity hereby authorizes and empowers Lender to exercise, in Lender's sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of each Maker Entity that the obligations under this Note shall be absolute, independent and unconditional under any and all circumstances.  Each Maker Entity expressly waives any defense (which defense, if such Maker Entity had not given this waiver, such Maker Entity might otherwise have) to a judgment against any other Maker Entity by reason of a nonjudicial foreclosure.  Without limiting the generality of the foregoing, each Maker Entity hereby expressly waives any and all benefits under (i) any applicable law which would otherwise limit such Maker Entity's liability after a nonjudicial foreclosure sale to the difference between the obligations of Maker or such Maker Entity under this Note and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) any applicable law which, if such Maker Entity had not given this waiver, would otherwise limit Lender's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (iii) any applicable law which, if such Maker Entity had not given this waiver, among other things, would otherwise require Lender to exhaust all of Lender's security before a personal judgment could be obtained for a deficiency.  Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender's acceptance of a deed in lieu of foreclosure, each Maker Entity shall remain bound under this Note.  Each Maker Entity waives all rights and defenses that such Maker Entity may have because each Maker Entity's obligations are secured by real property.  This means, among other things:

(i)Lender may collect from any Maker Entity without first foreclosing on any real or personal property collateral pledged by any other Maker Entity or others; and

(ii)If Lender forecloses on any real property collateral pledged by any Maker Entity or others: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from any Maker Entity even if Lender, by foreclosing on the real property collateral, has destroyed any right such Maker Entity may have to collect from any other Maker Entity.

This is an unconditional and irrevocable waiver of any rights and defenses that each Maker Entity may have because each Maker Entity's obligations are secured by real property.

17.COUNTERPARTS

This Note may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.  Any signature page of this Note may be detached from any counterpart of this Note without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Note identical in form hereto but having attached to it one or more additional signature pages.”

6.Amendment to Security Instrument.  From and after the Effective Date, the Security Instrument is hereby amended as follows:

6.1Recitals, Granting and Securing Clauses.

(a)Paragraph R of the granting clauses in the Security Instrument is hereby amended by deleting it in its entirety and replacing it with the following:

“R.All licenses, permits, approvals and consents which are required for the sale and service of alcoholic beverages on the Property heretofore or hereafter obtained from applicable state and local authorities including, without limitation, to the extent assignable, all of  right, title and interest of Borrower and Borrower’s Affiliate, San Antonio Riverwalk PHG FB, LLC, a Texas limited liability company (using the trade name “FPSA – Sidebar Bistro” or “Sidebar”) in and to those certain liquor permits issued on November 24, 2013 by the Tax Assessor-Collector of Bexar County, Beer, Liquor Wine Department as Permit No. 762390 and by the City of San Antonio, Alcohol Licensing Department as Permit No. 310225 (including any renewal or reissuance thereof).”

(b)The full paragraph immediately preceding Article 1 of the Security Instrument is hereby amended by deleting it in its entirety and replacing it with the following:

“Anything to the contrary herein or elsewhere notwithstanding, the obligations of the guarantor under the (i) Hazardous Substances Indemnity Agreement, dated as of October 1, 2015, from Borrower and Condor Hospitality Trust, Inc., a Maryland corporation (“Condor”), to Lender (the "Hazardous Substances Indemnity Agreement"), or (ii) Indemnity and Guaranty Agreement, dated as of October 1, 2015, from Condor to Lender (the "Indemnity and Guaranty Agreement"), or any other guarantor under any other separate guaranty accepted by Lender, shall not be secured by this Security Instrument, any separate assignment of leases or assignment of rents, or any other lien encumbering the Property.”

6.2Section 1.1.  Section 1.1 of the Security Instrument is hereby amended by:

(a)Deleting subsections “(a)”, “(ff)”, “(gg)”, “(hh)” and “(ii)” thereof in their entirety and replacing them with the following:

“(a)CDOR San Spring, LLC (“CDOR”) is a limited liability company, duly formed, validly existing and in good standing in the State of Delaware, and in good standing and qualified to do business in the State of Texas.  CDOR is managed by a board of three (3) managers, one of whom is an Independent Manager (as defined in Section 1.36 below).  The managers of CDOR, other than the Independent Manager, are J. William Blackham, an individual (“Blackham”), and Corrine L. Scarpello, an individual (“Scarpello” and, together with Blackham and their respective properly appointed successors on the board of managers of CDOR, individually and collectively referred to herein as the “CDOR Manager”).  TRS San Spring, LLC (“TRS”) is a limited liability company, duly formed, validly existing and in good standing in the State of Delaware, and in good standing and qualified to do business in the State of Texas. TRS is managed by a board of three (3) managers, one of whom is an Independent Manager (as defined in Section 1.36 below).  The managers of TRS, other than the Independent Manager, are Blackham and Scarpello (together with their respective properly appointed successors on the board of managers of TRS, individually and collectively referred to herein as the “TRS Manager” and, together with the CDOR Manager, individually and collectively referred to herein as the  “Manager).”

“(ff)The Management Agreement (the "Management Agreement") dated as of October 1, 2015, by and between TRS and Peachtree Hospitality Management, LLC, a Georgia limited liability company ("Hotel Manager"), pursuant to which Hotel Manager operates the Property as a hotel, has not been amended and represents the entire agreement among its parties respecting the operation and management of the Property, is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder.”

“(gg)Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, the recordation of this Security Instrument, nor the exercise of any remedies under this Security Instrument, will adversely affect Master Tenant’s rights under the Management Agreement or any of the licenses granted to TRS by Hotel Manager or its affiliates.”

“(hh)The Franchise Agreement, dated as of October 1, 2015 by and between Marriot International, Inc., a Delaware corporation and TRS (the "Hotel Agreement"), has not been amended and represents the entire agreement among its parties respecting the operation of the Property, is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder.”

“(ii)Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, the recordation of this Security Instrument, nor the exercise of any remedies under this Security Instrument, will adversely affect TRS’s rights under the Hotel Agreement or any of the licenses granted to TRS by the franchisor/licensor or its affiliates.”

(b)Adding a  new subsections “(jj)” thereto as follows:

“(jj)The Property is master leased to TRS pursuant to the terms of that certain Master Lease Agreement dated as of October 1, 2015, by and between CDOR, as landlord, and TRS, as tenant (the “Master Lease”).  The Master Lease has not been amended and represents the entire agreement among its parties respecting the leasing of the Property, is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder.”

6.3Section 1.16.  Section 1.16 of the Security Instrument is hereby amended by deleting it in its entirety and replacing it with the following:

“1.16Alienation and Further Encumbrances.

(a)Borrower acknowledges that Lender has relied upon the principals of Borrower and their experience in owning and operating the Property and properties similar to the Property in connection with the closing of the loan evidenced by the Note.  Accordingly, except as specifically allowed hereinbelow in this Section 1.16 and notwithstanding anything to the contrary contained in Section 4.6 hereof, in the event that the Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to TRS pursuant to the Master Lease, Tenants of space in the Improvements in accordance with the provisions of Section 1.15 hereof and hotel guests pursuant to sort term license agreements in the ordinary course of business), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Borrower shall be divested of Borrower's title to the Property or any interest therein, in any manner or way, directly or indirectly, whether voluntarily or involuntarily, without the prior written consent of Lender being first obtained, which consent may be withheld in Lender's sole discretion, then, the same shall constitute an Event of Default hereunder and Lender shall have the right, at Lender's option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of Lender's other rights and remedies contained in Article III hereof.  If such acceleration is during any period when a Yield Maintenance is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such Yield Maintenance shall also then be immediately due and payable to the same end as though Borrower was prepaying the entire indebtedness secured hereby on the date of such acceleration.  For the purposes of this Section 1.16, the following shall be deemed, without limitation, to be a transfer of an interest in the Property:  (i) any sale, conveyance, merger, transfer, disposition, alienation, hypothecation, encumbering or other transfer (either voluntarily, involuntarily or otherwise and whether directly or indirectly) of fifty percent (50%) or more of the interests (either singly or in the aggregate) of Borrower; (ii) any foreclosure or any pledge, hypothecation or encumbrance of any portion of the partnership or membership interest in Borrower (whether directly or indirectly); and (iii) any transfer (either singly or in the aggregate and either directly or indirectly) that results in a change of Control (as defined in Section 1.36) of Borrower.

(b)Notwithstanding anything contained in Section 1.16(a), but subject to the terms and conditions set forth below in this subsection (b), Lender’s consent shall not be required in connection with: (i) the sale, transfer or issuance of stock in Condor so long as Condor remains a public domestically controlled REIT; (ii) the sale, transfer or issuance of stock in Condor so long as Condor remains a non-public REIT or a non-domestically controlled REIT and provided that either (A) the stocks sold, transferred or issued (either individually or in the aggregate) are less than fifty percent (50%) of the interest in Condor or (B) the stocks sold, transferred or issued are stocks in Condor owned by Efanur SA (“ESA”) and Real Estate Strategies L.P. (“RES”) and (I) IRSA Inversiones y Representaciones Sociedad Anónima (“IRSA”) is, at the time of such sale, transfer or issuance of stock, an entity whose securities are listed on NYSE, (II) ESA remains a wholly-owned subsidiary of IRSA, (III) IRSA, through its wholly-owned subsidiary JWIN SA (“JSA”) remains the General Partner of RES, (IV) IRSA retains all voting and investment power with respect to ESA, RES, JSA and any shares of stock in Condor owned by ESA and RES, and (V) neither IRSA, ESA, RES, JSA or any limited partner in RES is a Prohibited Person (as defined in Section 1.39 hereof); or (iii) transfers of direct or indirect interests in Supertel Limited Partnership, a Virginia limited partnership (“Supertel”), so long as at all times during the term of the Loan (A) Supertel Hospitality REIT Trust, a Maryland real estate investment trust (“Supertel REIT”) remains the general partner of Supertel, (B) Supertel REIT and Condor each maintains an ownership interest in Supertel and Borrower (directly or indirectly), and (C) the management of Borrower, Supertel, and Supertel REIT is Controlled by Condor.    For  any transfer pursuant to clauses (ii) or (iii) of this subsection (b) that would result in any person or entity owning twenty present (20%) or more of the direct or indirect interests in Borrower,

Borrower shall provide Lender, promptly following such transfer,  the following information with respect to such transfer: (1) written notice of such transfer, the name of any transferee and, if requested by Lender, an updated organizational chart reflecting such  transfer; (2) at Borrower's sole cost and expense, customary searches (credit, judgment, lien, etc.) acceptable to Lender with respect to such transferee; (3) evidence satisfactory to Lender that the transferee(s) of such  transfer is not a Prohibited Person; and (4) evidence satisfactory to Lender that such  transfer does not cause any of Borrower's representations or warranties (other than representations and warranties related to the current ownership and structure of Borrower) contained in this Security Instrument or the other Loan Documents to be untrue.  Notwithstanding anything to the contrary herein, if any transferee of any transfer made pursuant to clauses (ii) or (iii) of this subsection (b) is a Prohibited Person or, in the case of a sale, transfer or issuance of stock pursuant to clause (ii) of this subsection (b), the representations set forth in clause (ii)(B) of this subsection (b) are not true, then such transfer shall be void ab initio (each individually and collectively referred to herein as  a  “Void Transfer”).  Borrower’s failure to deliver to Lender (within three (3) calendar days following the earlier of to occur of (i) Borrower’s discovery or (ii) receipt of written notice from Lender that: any such transferee is a Prohibited Person or the representations set forth in clause (ii)(B) of this subsection (b) are not true) evidence satisfactory to Lender in Lender’s sole discretion confirming that such Void Transfer is void, shall constitute an automatic Event of Default hereunder.  As used in this subsection (b), “public” means that the company has a class or series of stock that is (x) traded on a U.S. stock exchange or over-the-counter market or (y) registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.  Borrower shall pay any and all reasonable costs and expenses of Lender incurred in connection with any  transfer permitted hereunder (including, without limitation, reasonable attorneys' fees and expenses).    Upon request from Lender, Borrower shall promptly provide Lender a revised version of the organizational chart delivered to Lender in connection with the Loan reflecting any transfer consummated in accordance with this Section 1.16.

6.4Section 1.25(c).  Section 1.25(c) of the Security Instrument is hereby amended by deleting the names and addresses of Original Borrower and Original Lender and replacing them with the following:

“The name and address of Borrower (as Debtor under any applicable Uniform Commercial Code) is:

CDOR San Spring, LLC
c/o Condor Hospitality Trust, Inc.
1800 W. Pasewalk Avenue, Suite 200
Norfolk, NE  68701

TRS San Spring, LLC
c/o Condor Hospitality Trust, Inc.

1800 W. Pasewalk Avenue, Suite 200
Norfolk, NE  68701

The name and address of Lender (as Secured Party under any applicable Uniform Commercial Code) is:

LMREC 2015-CRE1, Inc.
350 South Beverly Drive
Suite 300
Beverly Hills, California  90212
Attention:  Asset Management”

6.5Section 1.36.  Section 1.36 of the Security Instrument is hereby amended by deleting it in its entirety and replacing it with the following:

“1.36Negative Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Borrower.  Borrower hereby represents, warrants and covenants, as of the date hereof and until such time as the indebtedness secured hereby is paid in full, that Borrower:

(a)was, is and will be organized solely for the purpose of acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and/or operating the Property (and no other property), entering into the Loan Documents with Lender and performing its obligations under the Loan Documents, refinancing the Property in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(b)has been, now is, and will be a limited liability company that will not now cause or allow it’s Managers or Member to take any Bankruptcy Action without the written consent of the Independent Manager;

(c)has not, and without the unanimous consent of it’s Managers and Member (including the Independent Manager), will not (with respect to itself or to any other entity in which the Borrower has a direct or indirect legal or beneficial ownership interest (without implying Lender’s consent to such ownership by the Borrower of such interest) (i) take any Bankruptcy Action or otherwise institute insolvency proceedings or otherwise seek any relief under any Debtor Relief Laws, (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) for the Borrower or for all or any portion of the Borrower’s property, (iii) make any assignment for the benefit of the Borrower’s creditors, (iv) take any action that might cause the Borrower to become insolvent;

(d)has not been, is not, and will not be engaged, in any business unrelated to the acquisition, development, ownership, leasing, management and/or operation of the Property;

(e)has not had, does not have, and will not have, any assets other than those related to the Property;

(f)has not engaged, sought or consented to, and will not engage in, seek or consent to, any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of membership interests or amendment of its articles of organization/certificate of formation (as applicable) or limited liability company operating agreement with respect to the matters set forth in these SPE Provisions;

(g)has been, is and intends to remain solvent and has paid and shall pay its debts and liabilities (including a fairly-allocated portion of any personnel and overhead expenses that it shares with any Affiliate) from its assets as the same shall become due, and has maintained and shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; provided, however, that the foregoing shall not require any Person to make capital contributions to the Borrower, nor shall this clause (g) be violated because the value of the Property is less than the outstanding principal balance of the Loan;

(h)has not failed, and will not fail, to correct any known misunderstanding regarding the separate identity of the Borrower and has not and shall not identify itself as a division of any other Person;

(i)has maintained and will maintain its accounts, books, balance sheets, financial statements, records, resolutions and agreements separate from any other Person and has filed and will file its own tax returns, except to the extent that it has been or is required to file consolidated tax returns by law;

(j)has not (i) commingled, and will not commingle, its funds or assets with those of any other Person and (ii) participated and will not participate in any cash management system with any other Person;

(k)has held and will hold its assets in its own name;

(l)has conducted and shall conduct its business in its name;

(m)has not permitted, and will not permit, its assets to be listed as assets on the financial statement of any other entity except as required by GAAP; provided, however, that appropriate notation shall be made on any such consolidated statements to indicate its separateness from such Affiliate and to indicate that its assets and credit are not available to satisfy the debt and other obligations of such Affiliate or any other Person and such assets shall be listed on its own separate balance sheet;

(n)has paid and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations; provided, however, that the foregoing shall not require any Person to make capital contributions to the Borrower, nor shall this clause (n) be violated because the value of the Property is less than the outstanding principal balance of the Loan;

(o)has observed and will observe all limited liability company formalities;

(p)has had no and will have no indebtedness (including loans, whether or not such loans are evidenced by a written agreement) other than (i) the Loan, (ii) unsecured trade and operational debt incurred in the ordinary course of business relating to the ownership, leasing, management and/or operation of the Property and the routine administration of the Borrower, in amounts not to exceed, at any time, $200,000 in the aggregate, which liabilities are due not more than sixty (60) days past the date incurred, are not evidenced by a note and are paid when due, and which amounts are normal and reasonable under the circumstances, (iii) obligations under equipment leases entered into in the ordinary course of business of the Borrower in connection with equipment leased for use solely at the Property that do not exceed, at any time, a maximum aggregate amount of $50,000, which leases are secured solely by such equipment, and (iv) such other liabilities that are permitted pursuant to the Loan Documents;

(q)has not assumed or guaranteed or become obligated for, and will not assume or guarantee or become obligated for, the debts of any other Person and has not held out and will not hold out its credit as being available to satisfy the obligations of any other Person except as permitted pursuant to the Loan Documents;

(r)has not acquired and will not acquire obligations or securities of its members or any Affiliate;

(s)has allocated and will allocate, fairly and reasonably, any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an Affiliate;

(t)has maintained and used, now maintains and uses, and will maintain and use, separate stationery, invoices and checks bearing its name, which stationery, invoices, and checks utilized by the Borrower or utilized to collect its funds or pay its expenses have borne, shall bear its own name and have not borne and shall not bear the name of any other entity unless such entity is clearly designated as being the Borrower’s agent;

(u)except pursuant to the Loan Documents, has not pledged and will not pledge its assets for the benefit of any other Person;

(v)has held itself out and identified itself, and will hold itself out and identify itself, as a separate and distinct entity under its own name and not as a division or part of any other Person, except for services rendered under a business management services agreement with an Affiliate that complies with the terms contained in the clause (x) below, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of the Borrower;

(w)has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other Person (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

(x)has not entered into or been a party to, and will not enter into or be a party to, any transaction with its members or Affiliates except (i) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm’s-length transaction with an unrelated third party, (ii) in connection with the Loan Documents, and (iii) capital contributions and distributions permitted under the terms of its organizational documents;

(y)has not had and shall not have any obligation to, and has not indemnified and shall not indemnify its officers, directors or members, as the case may be, in each case unless such an obligation or indemnification is fully subordinated to the Loan and shall not constitute a claim against it in the event that its cash flow is insufficient to pay the Loan;

(z)shall consider the interests of its creditors in connection with all limited liability company actions;

(aa)does not and will not have any of its obligations guaranteed by any Affiliate except as provided in the Loan Documents;

(bb)has complied and will comply with all of the terms and provisions contained in its organizational documents and cause statements of facts contained in its organizational documents to be and to remain true and correct;

(cc)has not permitted and shall not permit any Affiliate or constituent party independent access to its bank accounts except as permitted under the Loan Documents;

(dd)except as expressly permitted under the Loan Documents, shall not sell, encumber or otherwise dispose of any Property necessary for the operation of the Property;

(ee)shall have a limited liability company operating agreement that provides that the Borrower shall not, without the consent of Lender, (i) dissolve, merge, liquidate, consolidate, (ii) sell all or substantially all of the assets of the Borrower, or (iii) engage in any other business activity or amend the Borrower’s articles of organization/certificate of formation (as applicable) or other formation agreement or document in any material term or manner which adversely affects the Borrower’s existence as a special purpose entity; and

(ff)shall not, nor shall it’s Managers or Member amend, modify or otherwise change the Borrower’s articles of organization/certificate of formation (as applicable) or limited liability company operating agreement or other formation agreement in any material term or manner which adversely affects the Borrower’s existence as a special purpose entity  or to remove the Independent Manager of Borrower.

For purposes of this Section 1.36, the following definitions shall apply:

(A)"Affiliate" means any person or entity (i) which owns beneficially, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or which is otherwise in Control of the Borrower, (ii) of which more than fifty percent (50%) of the outstanding voting securities are owned beneficially, directly or indirectly, by any entity described in clause (i) above, or (iii) which is Controlled by an entity described in clause (i) above.

(B)“Bankruptcy Action ” means any of the following: (i) to institute any proceedings to adjudicate the Borrower as bankrupt or insolvent, (ii) to institute or consent to the institution of bankruptcy, reorganization or insolvency proceedings against the Borrower or file a bankruptcy petition or any other petition seeking, or consenting to, reorganization or relief with respect to the Borrower under any Debtor Relief Law, (iii) to file or consent to a petition seeking liquidation, reorganization, dissolution, winding up or similar relief with respect to the Borrower, (iv) to consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or conservator (or other similar official) of the Borrower or any part of its property, (v) to make any assignment for the benefit of the Borrower’s creditors, (vi) to cause the Borrower to admit in writing its inability to pay its debts, or (vi) to take any action in furtherance of any of the foregoing.

(C)“Bankruptcy Code” means the Federal Bankruptcy Code of 1978, Title 11 of the United States Code, as amended from time to time.

(D)"Control" shall mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of such Person, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" shall have correlative meanings.

(E)“Debtor Relief Laws ” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

(F)"Independent Manager" shall mean a natural Person who (a) is not (at the time of initial appointment as director or manager, or at any time while serving as a director or manager) and is not, has never been, and will not be (at any time while serving as a director or manager): (i) a stockholder, partner, member or other equity owner, director (with the exception of serving as the Independent Manager of Borrower), officer, employee, attorney or counsel of Borrower, any guarantor or indemnitor of the Loan or any Affiliate of Borrower or any guarantor or indemnitor of the Loan, (ii) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with Borrower, any guarantor or indemnitor of the Loan or any Affiliate of Borrower or any guarantor or indemnitor of the Loan, (iii) a Person Controlling or under common Control with any such stockholder, partner, member or other equity owner, director, officer, customer, supplier or other Person, (iv) a member of the immediate family of any such stockholder, partner, member, equity owner, director, officer, employee, manager, customer, supplier or other Person, or (v) otherwise affiliated with Borrower, any guarantor or indemnitor of the Loan or any stockholder, member, partner, director, officer, employee, attorney or counsel of Borrower or any guarantor or indemnitor of the Loan, and (b) has (i) prior experience as an independent director or independent manager for a corporation, a trust or a limited liability company whose charter documents required the unanimous consent of all independent directors or independent managers thereof before such corporation, trust or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable Federal or state law relating to bankruptcy and (ii) at least three (3) years of employment experience with one or more nationally-recognized professional service companies that provides, inter alia, professional independent directors or independent managers in the ordinary course of their respective business to issuers of securitization or structured finance instruments, agreements or securities or lenders originating commercial real estate loans for inclusion in securitization or structured finance instruments, agreements or securities and is at all times during his or her service as an Independent Manager of Borrower an employee of such a company or companies. A natural Person who otherwise satisfies the foregoing definition other than clause (a)(i) of this definition by reason of being the Independent Manager of a special purpose entity affiliated with Borrower shall not be disqualified from serving as an Independent Manager of Borrower, provided that the fees that such individual earns from serving as Independent Manager of affiliates of Borrower in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year. As used in this definition, the term "nationally recognized professional service company" shall mean Corporation Services Company, CT Corporation, Stewart Management Corporation, National Registered Agents, Inc. and Independent Manager Services, Inc. and any other Person approved in writing by Lender.

(G)“Loan” shall mean the loan evidenced by the Note and secured by this Security Instrument.

(H)"Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any Governmental Authority, and any fiduciary acting in such capacity on behalf of any of the foregoing.

(I)“SPE Provisions” shall mean all of the representations, warranties and covenants set forth in this Section 1.36.”

6.6Section 1.37.  Section 1.37 of the Security Instrument is hereby amended by deleting it in its entirety and replacing it with the following:

“1.37Covenants Regarding Manager.  By execution hereof, Manager agrees that it:

(a)shall at all times act as the manager of Borrower with all of the rights, powers, obligations and liabilities of the Manager under the operating agreement of Borrower and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of same;

(b)shall not institute proceedings to adjudicate Borrower bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against Borrower, file a petition seeking, or consent to, reorganization or relief of Borrower under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of a substantial part of Borrower's property, consent to any assignment by Borrower for the benefit of creditors, admit in writing to the inability of Borrower to pay its resepective debts generally as they become due, and or take any corporate action in furtherance of any such action, in each case without the unanimous consent of all of the Members and Managers of Borrower (including the Independent Manager).

Manager’s signature to this Security Instrument is for the limited purpose of acknowledging and agreeing to the terms of this Section 1.37 and shall not be deemed to impose any liability upon Manager for the indebtedness secured hereby.”

6.7Section 1.40.  Section 1.40 of the Security Instrument is hereby amended by deleting subsections “(a)”, “(b)” and “(g)” thereof in their entirety and replacing them with the following:

“(a)Borrower shall cause the hotel located on the Property to be operated, in all material respects, pursuant to the Management Agreement or any successor management agreement approved by Lender in its sole but reasonable discretion.”

“(b)Borrower covenants and agrees that it shall:

(1)promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and keep unimpaired its material rights thereunder;

(2)promptly notify Lender of any default under the Management Agreement of which it is aware;

(3)promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, material notice, report and estimate received by it under the Management Agreement; and

(4)promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by Hotel Manager under the Management Agreement.”

“(g)The Management Agreement provides and each future management agreement (directly or by separate agreement in form and content satisfactory to Lender, including the New Management Agreement Subordination or any replacement thereof) will provide, among other things, that:

(1)the Management Agreement is subject and subordinate to the lien of this Security Instrument and to Lender's rights under the Loan Documents;

(2)upon foreclosure or transfer by deed-in-lieu of foreclosure, Lender, or any purchaser at a foreclosure sale, will have the right, exercisable in its sole discretion within six (6) months after the date a foreclosure of this Security Instrument is final or the date a deed in lieu of foreclosure is delivered, as the case may be, to confirm the continuation of the Management Agreement in accordance with its terms or to terminate the Management Agreement without payment of any termination fee;

(3)until the Management Agreement is terminated after foreclosure or transfer by deed-in-lieu of foreclosure or for the then remainder of the term of the Management Agreement if it is not terminated after foreclosure or transfer by deed-in-lieu of foreclosure, Hotel Manager will continue to operate and manage the Property in accordance with the provisions of the Management Agreement;

(4)Hotel Manager's right to receive any incentive fees (or other performance based fees that Lender determines are incentive fees) under the Management Agreement will be non-cumulative and will be subject and subordinate to Lender's rights to receive debt service payments or any other payments to be made to Lender pursuant to the Loan Documents;

(5)Hotel Manager will accept cure of any default from Lender and will not terminate the Management Agreement without giving Lender an additional notice and thirty (30) day period to cure and if the default cannot be cured without Lender's taking possession of the Property, Lender's thirty (30) day cure period will be extended for as long as is necessary for Lender to complete a foreclosure or deed-in-lieu of foreclosure of this Security Instrument and for a reasonable period thereafter and if the default is of a type that cannot be cured by Lender, then completion of the foreclosure or deed-in-lieu of foreclosure will be deemed a cure of such defaults;

(6)after foreclosure or transfer by deed in lieu of foreclosure, Lender or the transferee of the Property will not be liable for any defaults of Borrower or any other previous owner under the Management Agreement, will not be liable for repayment of any loans made by Hotel Manager to Borrower or to any other entity and will have no liability under the Management Agreement from and after the date Lender or the transferee of the Property transfers the Property; and

(7)if Lender gives Hotel Manager notice that there is an Event of Default, Hotel Manager will remit all Rents and Profits directly to Lender or as Lender may direct.”

6.8Section 1.41.

(a)Section 1.41 of the Security Instrument is hereby amended by deleting subsections “(a)”, “(b)” and “(g)” thereof it their entirety and replacing them with the following:

“(a)Borrower shall cause the hotel located on the Property to be operated, in all material respects, pursuant to the Hotel Agreement or any successor franchise/license agreement approved by Lender in its sole discretion.”

“(b)Borrower covenants and agrees that it shall:

(1)promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Hotel Agreement and do all things necessary to preserve and keep unimpaired its material rights thereunder;

(2)promptly notify Lender of any default under the Hotel Agreement of which it is aware;

(3)promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, material notice, report and estimate received by it under the Hotel Agreement; and

(4)promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by the franchisor/licensor under the Hotel Agreement.”

“(g)Except as otherwise approved by Lender in Lender’s sole and absolute discretion, which approval may be indicated by Lender’s execution of the New Comfort Letter or any replacement “comfort letter” signed by Lender, the Hotel Agreement provides and each future franchise/license agreement (directly or by separate agreement (such as a “comfort letter”) in form and content satisfactory to Lender) will provide, among other things, that:

(1)the Hotel Agreement is subject and subordinate to the lien of this Security Instrument and to Lender's rights under the Loan Documents;

(2)until the Hotel Agreement is terminated after foreclosure or transfer by deed-in-lieu of foreclosure or for the then remainder of the term of the Hotel Agreement if it is not terminated after foreclosure or transfer by deed-in-lieu of foreclosure, the Property will continue to be operated in accordance with the provisions of the Hotel Agreement;

(3)the franchisor's/licensor's right to receive any fees under the Hotel Agreement will be non-cumulative and will be subject and subordinate to Lender's rights to receive debt service payments or any other payments to be made to Lender pursuant to the Loan Documents;

(4)the franchisor/licensor will accept cure of any default from Lender and will not terminate the Hotel Agreement without giving Lender an additional notice and thirty (30) day period to cure and if the default cannot be cured without Lender's taking possession of the Property, Lender's thirty (30) day cure period will be extended for as long as is necessary for Lender to complete a foreclosure or deed-in-lieu of foreclosure of this Security Instrument and for a reasonable period thereafter and if the default is of a type that cannot be cured by Lender, then completion of the foreclosure or deed-in-lieu of foreclosure will be deemed a cure of such defaults; and

(5)after foreclosure or transfer by deed in lieu of foreclosure, Lender or the transferee of the Property will not be liable for any defaults of Borrower, Master Tenant or any other previous owner under the Hotel Agreement, will not be liable for repayment of any loans made by franchisor/licensor to Borrower, Master Tenant or to any other entity and will have no liability under the Hotel Agreement from and after the date Lender or the transferee of the Property transfers the Property.”

(b)Section 1.41 of the Security Instrument is hereby amended by adding a new subsection “(h)” thereto as follows:

“(h)Borrower will indemnify, defend and hold Lender harmless against any liability, loss, cost, damage or expense which Lender may incur under the Hotel Agreement or under or by reason of this Security Instrument prior to the exercise by Lender of any of its remedies under this Security Instrument.”

6.9Section 1.42.  A new Section 1.42 is hereby added to the Security Instrument as follows:

“1.42Certain Covenants re Master Lease.  Borrower and Lender acknowledge that as of October 1, 2015, the Property is leased to the TRS pursuant to the Master Lease:

(a)Notwithstanding anything contained in this Security Instrument or the other Loan Documents to the contrary, the Master Lease or the Master Lease Subordination (or a separate agreement in form and content satisfactory to Lender) shall prohibit TRS (and any successor master tenant) from committing any acts which are recourse obligations under the Note.  The Master Lease (and any replacement master lease) may not be modified or amended in any material respect and any successor agreement may not be entered into or any successor master tenant appointed without Lender's prior written approval.  Borrower shall at all times use Borrower's best efforts to enforce the terms, provisions and requirements of the Master Lease to ensure that the Property is at all times operated, managed, maintained and repaired as a hotel.

(b)Borrower agrees (and any future operator or Borrower shall agree, directly in the Master Lease or Master Lease Subordination or a separate agreement in form and content satisfactory to Lender) that:

(1)the Master Lease is subject and subordinate to the lien and the security interest of this Security Instrument and to all of Lender's rights under the Loan Documents;

(2)Lender has a first priority lien and security interest on and in all of the Property including all accounts and deposit accounts established and/or maintained pursuant to the Master Lease;

(3)without Lender's approval, which approval may be withheld or conditioned in Lender's sole discretion (i) the Master Lease shall not be extended or terminated, (ii) the Master Lease shall not be amended or modified in any material respect

(it being understood that, without limitation, any amendment to the economic terms of the Master Lease shall be a material amendment or modification), and (iii) no party shall assign, transfer, grant a security interest in, pledge or hypothecate its interest in the Master Lease (including any right to receive fees or payments thereunder);

(4)Borrower shall deliver to Lender copies of all notices of default or of termination given under the Master Lease concurrently with delivery to the defaulting party;

(5)after foreclosure or transfer by deed in lieu of foreclosure, Lender and any other foreclosure purchaser of the Property shall not be liable for any defaults of Borrower or any other previous owner under the Master Lease, shall not be liable for repayment of any loans made under or pursuant to the Master Lease by or to CDOR, TRS or any other person or entity (without implying Lender's consent to any loans made to Borrower in violation of the provisions of the Loan Documents) and shall have no liability under the Master Lease from and after the date Lender or the foreclosure purchaser transfers the Property;

(6)if Lender gives Borrower notice that there is an Event of Default or any other Triggering Event (as defined in that certain Lockbox and Security Agreement executed by Borrower concurrently herewith), Borrower will remit (or cause Hotel Manager to remit) all Rents and Profits directly to Lender or as Lender may direct; and

(7)upon foreclosure or deed in lieu of foreclosure of this Security Instrument, the employees at the Property will be employees of the TRS or Hotel Manager, as applicable, and not Lender or any other foreclosure purchaser.”

6.10Section 2.1.  Section 2.1 of the Security Instrument is hereby amended by:

(a)Deleting subsections “(b)” thereof in its entirety and replacing it with the following:

“(b) Borrower fails to provide or maintain insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.5,  1.19,  1.33,  1.34,  1.36,  1.38,  1.39,  1.40,  1.41 or 1.42 hereof.”

(b)Adding new subjections “(t)” and “(u)” thereto as follows:

“(t)A default by Borrower has occurred which continues beyond any applicable cure period under the Master Lease.

(u)A default by TRS has occurred which continues beyond any appicable cure period under the Management Agreement (or any successor management agreement) if such default permits the manager to terminate or cancel the Management Agreement (or any successor management agreement).”

6.11Sections 4.34 and 4.35.  New Sections 4.34 and 4.35 are hereby added to the Security Instrument as follows:

“4.34Joint and Several Liability.  Notwithstanding anything to the contrary contained herein, each individual or entity executing this Security Instrument as "Borrower" shall be jointly and severally liable for the representations, warranties, covenants and agreements made by Borrower herein, and the liability of each of the parties constituting Borrower hereunder, shall be joint and several.  If this Security Instrument is executed by more than one party constituting Borrower, it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such parties constituting Borrower without seeking to enforce the same as to all or any such parties.  Each of the parties constituting Borrower hereby waives any requirement of joinder of all or any of the parties constituting Borrower in any suit or proceeding to enforce the provisions of this Security Instrument.

4.35Waivers by Borrower.  To the extent that any party constituting Borrower (a "Borrower Entity") is a surety or guarantor under applicable law, whether in respect of any other Borrower Entity's obligations or otherwise, then each such Borrower Entity, solely in such Borrower Entity's capacity as a surety or guarantor and not in such Borrower Entity's capacity as a primary obligor or principal (but without diminishing any other waivers made in any of the Loan Documents in such Borrower Entity's capacity as primary obligor or principal), waives (to the extent permitted by applicable law) any defenses such Borrower Entity may have under the laws or decisions of the State of Texas pertaining to the rights and remedies of sureties.  Without limiting the foregoing, and to the extent permitted by applicable law, each Borrower Entity, solely in such Borrower Entity's capacity as a surety or guarantor and not in such Borrower Entity's capacity as a primary obligor or principal (but without diminishing any other waivers made in any of the Loan Documents in such Borrower Entity's capacity as primary obligor or principal), hereby waives and agrees not to assert or take advantage of:

(a)Any right to require Lender to proceed against any Borrower Entity, any separate entity which makes up any Borrower Entity or, if any Borrower Entity is a limited liability company, any member of any Borrower Entity or any other indemnitor, obligor or guarantor of the indebtedness and obligations evidenced by the Note and secured hereby or any other person or entity or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against any Borrower Entity hereunder;

(b)The defense of the statute of limitations in any action hereunder or under the Note;

(c)Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or entity or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or entity;

(d)Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any Borrower Entity, Lender, any endorser or creditor of any Borrower Entity or on the part of any other person or entity whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e)(i) Any defense based upon an election of remedies by Lender, even though such election (e.g. nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the indebtedness evidenced by the Note) destroys or otherwise impairs the subrogation rights of any Borrower Entity or the right of any Borrower Entity (after payment of the obligations secured by this Security Instrument) to proceed against any other Borrower Entity for reimbursement, or both, and (ii) any and all rights or defenses any Borrower Entity may have by reason of protection afforded to any other Borrower Entity with respect to any of the obligations of each Borrower Entity under the Note or this Security Instrument pursuant to the antideficiency or other laws of the State of Texas limiting or discharging any Borrower Entity's indebtedness evidenced by the  Note and secured, in part, by this Security Instrument;

(f)Any right or claim or right to cause a marshaling of the assets of any or all of the Borrower Entities;

(g)Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of the Note;

(h)Any duty on the part of Lender to disclose to any Borrower Entity any facts Lender may now or hereafter know about any other Borrower Entity, Lender's security under this Security Instrument or any other Loan Document or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which such Borrower Entity intends to assume or Lender has reason to believe that such facts are unknown to such Borrower Entity or have a reasonable opportunity to communicate such facts to such Borrower Entity, it being understood and agreed that each Borrower Entity is fully responsible for being and keeping informed of the financial condition of any other Borrower Entity, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by such Borrower Entity hereunder;

(i)Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j)Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation of the Note or any other Loan Document;

(l)Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of any Borrower Entity) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of Lender's rights, whether now or hereafter required, which Lender may have under the Note or any other Loan Document;

(m)Any modifications of the Loan Documents or any obligation of any Borrower Entity relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;

(n)Any action, occurrence, event or matter consented to by any Borrower Entity under Section 16(h) hereof, under any provision hereof, or otherwise;

(o)Any and all benefits and defenses under any applicable law which would limit any Borrower Entity's liability if any other Borrower Entity had no liability at the time of execution of the Note, this Security Instrument or any other Loan Document, or thereafter ceases to be liable;

(p)Any and all benefits and defenses under any applicable law which, if any Borrower Entity had not given this waiver would otherwise prohibit such Borrower Entity's liability from being larger in amount and more burdensome than that of any other Borrower Entity;

(q)Principles or provisions of law, statutory or otherwise, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor;

(r)Any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder; and

(s)Without limiting any of the foregoing, any and all rights Borrower Entities may have under, and any requirements imposed by (i) Chapter 34 of the Texas Business & Commerce Code, as amended, (ii) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (iii) Rule 31 of the Texas Rules of Civil Procedure, as amended, and (iv) §§51.003, 51.004 and 51.005 of the Texas Property Code, as amended.

Each Borrower Entity understands that the exercise by Lender of certain rights and remedies contained in this Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate such Borrower Entity's right of subrogation against any other Borrower Entity and that each Borrower Entity may therefore incur a partially or totally nonreimbursable liability under the Note.  Nevertheless, each Borrower Entity hereby authorizes and empowers Lender to exercise, in Lender's sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of each Borrower Entity that the obligations under the Note shall be absolute, independent and unconditional under any and all circumstances.  Each Borrower Entity expressly waives any defense (which defense, if such Borrower Entity had not given this waiver, such Borrower Entity might otherwise have) to a judgment against any other Borrower Entity by reason of a nonjudicial foreclosure.  Without limiting the generality of the foregoing, each Borrower Entity hereby expressly waives any and all benefits under (i) any applicable law which would otherwise limit such Borrower Entity's liability after a nonjudicial foreclosure sale to the difference between the obligations of Borrower or such Borrower Entity under the Note and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) any applicable law which, if such Borrower Entity had not given this waiver, would otherwise limit Lender's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (iii) any applicable law which, if such Borrower Entity had not given this waiver, among other things, would otherwise require Lender to exhaust all of Lender's security before a personal judgment could be obtained for a deficiency.  Notwithstanding any foreclosure of the lien of this Security Instrument, whether by the exercise of the power of sale contained in this Security Instrument, by an action for judicial foreclosure or by Lender's acceptance of a deed in lieu of foreclosure, each Borrower Entity shall remain bound under the Note.  Each Borrower Entity waives all rights and defenses that such Borrower Entity may have because each Borrower Entity's obligations are secured by real property.  This means, among other things:

(i)Lender may collect from any Borrower Entity without first foreclosing on any real or personal property collateral pledged by any other Borrower Entity or others; and

(ii)If Lender forecloses on any real property collateral pledged by any Borrower Entity or others: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from any Borrower Entity even if Lender, by foreclosing on the real property collateral, has destroyed any right such Borrower Entity may have to collect from any other Borrower Entity.

This is an unconditional and irrevocable waiver of any rights and defenses that each Borrower Entity may have because each Borrower Entity's obligations are secured by real property.”

7.Reserves.  New Borrower and Lender hereby agree that:

(a)As of the Effective Date, (1) immediately prior to giving effect to the Impound Reserve Deposit, (A) the outstanding principal balance of the Loan is Eleven Million Two Hundred Twenty Thousand Dollars ($11,220,000) and the accrued interest on the Loan is set forth on the escrow closing statement signed by Borrower and New Borrower in connection with this Loan Assumption (the “Closing Statement”), and (B)  the aggregate amount of undisbursed funds in the Reserves is Zero Dollars ($0.00), and (2) immediately after giving effect to the Impound Reserve Deposit, (A) the outstanding principal balance of the Loan is Eleven Million Two Hundred Twenty Thousand Dollars ($11,220,000) and the accrued interest on the Loan is set forth on the Closing Statement, and (B)  the aggregate amount of undisbursed funds in the Reserves is Two Hundred Ten Thousand Seven Hundred Fifty-Two and 27/100 Dollars ($210,752.27).

(b)As of the Effective Date (1) immediately prior to giving effect to the Impound Reserve Deposit, Zero Dollars ($0.00) remains undisbursed in the Impound Reserve, and (2) immediately after giving effect to the Impound Reserve Deposit, Two Hundred Ten Thousand Seven Hundred Fifty-Two and 27/100 Dollars ($210,752.27) remains undisbursed in the Impound Reserve.

(c)As of the Effective Date,  Zero Dollars ($0.00) remains undisbursed in the Replacement Reserve.

(d)As of the Effective Date,  Zero Dollars ($0.00)  remains undisbursed in the Renovation Reserve.

(e)As of the Effective Date,  Zero Dollars ($0.00)  remains undisbursed in the Interest Reserve.

(f)Notwithstanding anything to the contrary contained herein, Borrower hereby agrees that (i)  Eleven Million Two Hundred Twenty Thousand Dollars ($11,220,000) represents the original principal amount of the Loan, (ii) without limiting any of Lender’s rights or remedies under the Loan Documents, from and after the Effective Date, Borrower is not entitled to the disbursement of any Loan proceeds under the Loan other than the amounts in the Impound Reserve, Replacement Reserve, the Renovation Reserve and the Interest Reserve,  (iii)  New Borrower shall have no right to borrow and Lender shall have no obligation to lend more than Eleven Million Two Hundred Twenty Thousand Dollars ($11,220,000) under the Loan, and (iv) any Loan proceeds repaid by Original Borrower or New Borrower cannot be reborrowed by New Borrower.

8.Amendment to Defined Terms and Notice Provisions.  From and after the Effective Date, the Original Loan Documents are hereby amended as follows:

8.1Borrower.  All references to “Maker”, "Borrower" and “Assignor” under the Note, the Security Instrument, the Lease Assignment, the Contract Rights Assignment and any other Original Loan Documents (other than the Original Guaranties, the Original Lockbox Agreement, the Original Deposit Account Agreement, the Original Borrower Certificate, and the Original Management Agreement Subordination) shall mean and refer to New Borrower rather than Original Borrower.  Similarly, references to “Hotel Manager”, “Management Agreement”

and “Hotel Agreement” in such documents shall be modified to conform to the definitions of such terms set forth herein.

8.2Loan Documents.  All references to the "Loan Documents" shall mean and refer to all of:  (a) the Note, the Security Instrument, the Lease Assignment and the Contract Rights Assignment, as each of those documents is amended by this Agreement, (b) the New Environmental Indemnity, (c) the New Indemnity Guaranty, (d) the New Lockbox Agreement, (e) the New Deposit Account Agreement, (f)  the New Borrower's Certificate, (g)  the New Management Agreement Subordination,  (h) the Master Lease Subordination, (i) the New Comfort Letter, and (j) all other documents, agreements and instruments from and after the Effective Date evidencing, securing or otherwise pertaining to the Loan; provided, the New Environmental Indemnity shall constitute a Loan Document but shall remain independent of the other Loan Documents.

8.3Amendment to Notice Provisions.  The "Notice" provisions of each and every one of the Loan Documents are hereby amended to provide that each notice given under any of Loan Documents shall be addressed to the intended recipient at such intended recipient's address set forth in Section 26 of this Agreement and, except where applicable law requires otherwise, shall be given in the manner and in accordance with the requirements in Section 26 of this Agreement.

8.4Joint and Several Liability.  Each and every one of the Loan Documents are hereby amended to provide that, notwithstanding anything to the contrary contained therein, each individual or entity executing any Loan Document as “Maker”, "Borrower" or “Assignor” shall be jointly and severally liable for the representations, warranties, covenants and agreements made by the Borrower therein, and the liability of each Borrower thereunder, shall be joint and several.  If any Loan Document is executed by more than one party constituting Borrower, it is specifically agreed that Lender may enforce the provisions thereof with respect to one or more of such parties constituting Borrower without seeking to enforce the same as to all or any such parties.  Each of the parties constituting Borrower hereby waives any requirement of joinder of all or any of the parties constituting Borrower in any suit or proceeding to enforce the provisions of any Loan Document.

9.Ratification and Estoppel.

9.1Original Borrower.  Original Borrower hereby ratifies and reaffirms that, as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Original Loan Documents are true and correct, and remain in full force and effect, without modification other than as provided for in this Agreement or as necessary to implement the terms and provisions of this Agreement.  Without limiting the foregoing, Original Borrower hereby acknowledges, confirms and agrees that:  (a) the Note has an unpaid principal balance of Eleven Million Two Hundred Twenty Thousand Dollars ($11,220,000), the accrued interest on the Loan is set forth on the Closing Statement,  (b) the Security Instrument is a valid first lien on the Property securing the payment and performance of all of Borrower's obligations under the Note, the Security Instrument and all of the other Original Loan Documents,  (c) there are no defenses, offsets or counterclaims to the Note, the Security Instrument, the Lease Assignment, the Contract Rights Assignment and the other Original Loan Documents, and (d) all provisions of the Note, the

Security Instrument, the Lease Assignment, the Contract Rights Assignment and the other Original Loan Documents are in full force and effect, without modification other than as provided for in this Agreement or as necessary to implement the terms and provisions of this Agreement.

9.2Original Guarantor.  Original Guarantor hereby ratifies and reaffirms that, as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Original Guaranties are true and correct, and remain in full force and effect, without modification other than as provided for in this Agreement or as necessary to implement the terms and provisions of this Agreement.

9.3New Borrower.  As of the Effective Date, New Borrower hereby ratifies and reaffirms (a) each covenant and obligation in the Note, including the covenant and obligation to pay the unpaid principal balance under the Note, together with interest thereon, all in accordance with the terms of the Note, (b) each grant, pledge, assignment and conveyance to Lender of, and New Borrower grants, pledges, assigns and conveys to Lender, a lien on, pledge of, and security interest in the Property pursuant to the terms of the Loan Documents, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto, and (c) all of the terms, representations, warranties, covenants and provisions of the Loan Documents are true and correct and in full force and effect.

9.4Lender.  Lender hereby acknowledges, confirms and agrees that:  (a) the Note has an unpaid principal balance of Eleven Million Two Hundred Twenty Thousand Dollars ($11,220,000) and the accrued interest on the Loan is set forth on the Closing Statement, (b) Lender does not have actual knowledge of any Defaults under the Loan Documents and, as of the Effective Date, has not delivered any written notice of an Events of Default under the Loan Documents, and (c)  to the best of Lender’s knowledge, all provisions of the Note, the Security Instrument, the Lease Assignment, the Contract Rights Assignment and the other Original Loan Documents are in full force and effect, without modification other than as provided for in this Agreement or as necessary to implement the terms and provisions of this Agreement.

10.Release of Original Borrower.

10.1Original Borrower.  In reliance on the release of the Released Lender Parties in Section 12.1 below, Original Borrower's representations and warranties in Section 13 below and the covenants, representations and warranties of New Borrower in this Agreement (including New Borrower's representations and warranties in Section 15 below), effective upon the Effective Date, Lender releases Original Borrower from Original Borrower's obligations under the Original Loan Documents first arising from and after the Effective Date.  If any material element of the representations and warranties made by Original Borrower contained herein is false as of the Effective Date, then the release set forth in this Section 10.1 will be canceled as of the Effective Date and Original Borrower will remain obligated under the Original Loan Documents, jointly and severally with New Borrower, as though there has been no such release.  This Agreement shall in no way affect, impair or diminish the priority or validity of the liens or covenants of title evidenced by the Note or any of the other Loan Documents, nor, except as expressly set forth herein, release or discharge the liability of any person who may now be or after the Effective Date, become liable, primarily or secondarily, under the Note or any of the other Loan Documents.

10.2Original Guarantor.  In reliance on the release of the Released Lender Parties in Section 12.1 below, Original Guarantor’s representations and warranties in Section 14 below and the covenants, representations and warranties of New Guarantor in this Agreement (including New Guarantor’s representations and warranties in Section 16 below), effective upon the Effective Date, Lender releases Original Guarantor from Original Guarantor’s obligations under the Original Guaranties first arising from and after the Effective Date.  If any material element of the representations and warranties made by Original Guarantor contained herein is false as of the Effective Date, then the release set forth in this Section 10.2 will be canceled as of the Effective Date and Original Guarantor will remain obligated under the Original Guaranties, jointly and severally with New Guarantor, as though there has been no such release.  This Agreement shall in no way affect, impair or diminish the priority or validity of the liens or covenants of title evidenced by the Note or any of the other Loan Documents, nor, except as expressly set forth herein, release or discharge the liability of any person who may now be or after the Effective Date, become liable, primarily or secondarily, under the Note or any of the other Loan Documents.

11.Lender's Rights and Remedies.  Lender's rights hereunder shall be reinstated and revived, with respect to any amount at any time paid on account of the Loan which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of any of Original Borrower and/or New Borrower or otherwise, all as though such amount had not been paid.  The lien created or granted by, and the enforceability of the Loan Documents at all times shall remain effective as to the full amount of the indebtedness evidenced and/or secured thereby, even though the indebtedness, including any part thereof or any other security or guaranty therefore, may be or hereafter may become invalid or otherwise unenforceable as against any of Original Borrower and/or New Borrower and whether or not any of them shall have any personal liability with respect thereto.

12.Release of Lender.

12.1Release by Original Borrower and New Borrower.  Effective upon the Effective Date, Original Borrower, Original Guarantor, New Borrower and New Guarantor each hereby remises, releases and forever discharges Lender and all of Lender's officers, directors, agents, loan servicing agents, special servicing agents, employees, attorneys, subsidiaries, affiliates, successors, assigns and any other person or entity acting for or on behalf of Lender (collectively, the "Released Lender Parties"), of and from any and all actions, causes of action, damages, demands, costs, expenses, claims, indebtedness, liabilities and obligations, and further waives any and all defenses and setoffs, whether such claims, defenses and setoffs are known or unknown, disclosed or undisclosed, whether in law or in equity, and relating, in any manner whatsoever, to the Loan, the Note or any of the other Original Loan Documents, or the Property in connection with any matter arising prior to the Effective Date.  Original Borrower, Original Guarantor, New Borrower and New Guarantor each acknowledges that, subsequent to the execution of this Agreement, Original Borrower, Original Guarantor, New Borrower or New Guarantor may discover claims that are unknown or unanticipated at the time this Agreement was executed, including unknown or unanticipated claims that arose from, are based upon, or relate to matters for which the release is given the Released Lender Parties in this Section 12.1, and that, if known on the date Original Borrower, Original Guarantor, New Borrower and New Guarantor executed this Agreement, may have materially affected Original Borrower's, Original Guarantor’s, New Borrower’s or New Guarantor’s decision to execute this Agreement.  Original Borrower,

Original Guarantor, New Borrower and New Guarantor each acknowledges that it is assuming the risk of such unknown or unanticipated claims and agrees that this Agreement applies thereto.  Original Borrower, Original Guarantor, New Borrower and New Guarantor each expressly waives the benefits of any applicable statutory provision prohibiting, conditioning or restricting the release of unknown or future claims or any of the claims being released pursuant to this Agreement.

12.2Material Inducement.  Original Borrower, Original Guarantor, New Borrower and New Guarantor acknowledge and agree that all waivers, discharges and releases of Lender contained in this Agreement are a material inducement for Lender entering into this Agreement, and constitute an essential part of the consideration bargained for and received by Lender under this Agreement.

13.Original Borrower's Representations and Warranties.  Original Borrower represents and warrants to Lender as of the Effective Date that:

(a)no consent, which has not been obtained, to the sale and transfer of the Property to New Borrower is required under any agreement to which Original Borrower is a party, including under any trust agreement, lease, construction agreement, operating or management agreement or deed of trust, mortgage or security instrument (other than the Original Loan Documents);

(b)the execution, delivery and performance by Original Borrower of this Agreement and any other documents being executed and delivered by Original Borrower pursuant to this Agreement (i) have been duly authorized by all necessary limited liability company, partnership, corporate, trust or other action, (ii) are within Original Borrower's legal powers, (iii) do not violate, or cause Original Borrower to be in default under, any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award in effect having applicability to Original Borrower, (iv) do not contravene, or constitute a default under any loan or credit agreement, indenture, or any other agreement, lease or instrument to which Original Borrower is a party or by which Original Borrower's property may be bound or affected, and (v) to the best of Original Borrower's knowledge, do not result in the creation or imposition of any lien on the Property other than the creation of the liens and security interests on the Property in favor of Lender;

(c)this Agreement has been duly executed and delivered by Original Borrower, and constitutes the valid and legally binding obligation of Original Borrower, enforceable against Original Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered a proceeding at law or in equity);

(d)no approval, consent or authorization of, or filing or registration with, any governmental authority, agency, regulatory body or other person or entity is necessary for the execution, delivery of performance by Original Borrower of this Agreement or for the performance by Original Borrower of any of the terms or conditions hereof or thereof, other than those already obtained or filed;

(e)Original Borrower has not previously assigned any claims against Lender; and

(f)Original Borrower understands and intends that Lender will rely on the representations and warranties contained herein.

14.Original Guarantor’s Representations and Warranties.  Original Guarantor represents and warrants to Lender as of the Effective Date that:

(a)no consent, which has not been obtained, to the sale and transfer of the Property to New Borrower is required under any agreement to which Original Guarantor is a party, including under any trust agreement, lease, construction agreement, operating or management agreement;

(b)the execution, delivery and performance by Original Guarantor of this Agreement and any other documents being executed and delivered by Original Guarantor pursuant to this Agreement (i) do not violate, or cause Original Guarantor to be in default under, any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award in effect having applicability to Original Guarantor, (ii) do not contravene, or constitute a default under any loan or credit agreement, indenture, or any other agreement, lease or instrument to which Original Guarantor is a party or by which Original Guarantor’s property may be bound or affected, and (iii) to the best of Original Guarantor’s knowledge, do not result in the creation or imposition of any lien on the Property other than the creation of the liens and security interests on the Property in favor of Lender;

(c)this Agreement has been duly executed and delivered by Original Guarantor,  and constitutes the valid and legally binding obligation of Original Guarantor, enforceable against Original Guarantor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered a proceeding at law or in equity);

(d)no approval, consent or authorization of, or filing or registration with, any governmental authority, agency, regulatory body or other person or entity is necessary for the execution, delivery of performance by Original Guarantor of this Agreement or for the performance by Original Guarantor of any of the terms or conditions hereof or thereof, other than those already obtained or filed;

(e)Original Guarantor has not previously assigned any claims against Lender; and

(f)Original Guarantor understands and intends that Lender will rely on the representations and warranties contained herein.

15.New Borrower Representations and Warranties.  New Borrower represents and warrants to Lender as of the Effective Date that:

(a)New Borrower has full power and authority to enter into, execute, deliver and carry out this Agreement and the other Loan Documents (and the New Environmental Indemnity) to which New Borrower is a party, by assumption or otherwise, and to perform New Borrower's obligations hereunder and thereunder and all such actions have been duly authorized by all necessary corporate, trust or other action on New Borrower's part;

(b)this Agreement and the other documents executed in connection herewith have been duly executed and delivered by New Borrower;

(c)no consent, which has not been obtained, is required to the assumption and the undertaking by New Borrower of all of the covenants, conditions, agreements, representations, warranties, waivers, consents, acknowledgements, duties, obligations and liabilities under the Loan Documents under any agreement to which New Borrower is a party;

(d)the execution, delivery and performance by New Borrower of this Agreement and any other Loan Documents being executed and delivered by New Borrower pursuant to this Agreement and the assumption of and performance by New Borrower under the Loan Documents (i) have been duly authorized by all necessary corporate, trust or other action, (ii) are within New Borrower's legal powers, (iii) do not violate, or cause New Borrower to be in default under, any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award in effect having applicability to New Borrower, (iv) do not contravene, or constitute a default under any loan or credit agreement, indenture, or any other agreement, lease or instrument to which New Borrower is a party or by which New Borrower's property may be bound or affected, and (v) to the best of New Borrower's knowledge, do not result in the creation or imposition of any lien on the Property other than the creation of the liens and security interests on the Property in favor of Lender;

(e)this Agreement and all of the other Loan Documents assumed hereby has been duly executed and delivered by New Borrower, and constitute the valid and legally binding obligations of New Borrower, enforceable against New Borrower in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered a proceeding at law or in equity);

(f)no approval, consent or authorization of, or filing or registration with, any governmental authority, agency, regulatory body or other person or entity is necessary for the execution, delivery of performance by New Borrower of this Agreement or for the performance by New Borrower of any of the undertakings, covenants, duties, obligations and liabilities of New Borrower contained herein or in the other Loan Documents, other than those already obtained;

(g)all information and materials regarding New Borrower provided by or on behalf of New Borrower to Lender were true and correct in all respects as of the date provided to Lender and remain true and correct as of the Effective Date, and all information and materials regarding the Property provided by or on behalf of New Borrower to Lender were true and correct in all material respects as of the date provided to Lender and remain true and correct in all material respects as of the Effective Date;

(h)New Borrower has no knowledge that any of the representations and warranties made by Original Borrower and/or Original Guarantor in Section 13 and Section 14 above, respectively, are not true and correct;

(i)New Borrower has not previously assigned any claims against Lender; and

(j)New Borrower understands and intends that Lender will rely on the representations and warranties contained herein.

16.New Guarantor Representations and Warranties.  New Guarantor represents and warrants to Lender as of the Effective Date that:

(a)New Guarantor has full power and authority to enter into, execute, deliver and carry out this Agreement, the New Indemnity Guaranty, the New Completion Guaranty and the New Environmental Indemnity, by assumption or otherwise, and to perform New Guarantor’s obligations hereunder and thereunder and all such actions have been duly authorized by all necessary corporate, trust or other action on New Guarantor’s part;

(b)this Agreement and the other documents executed in connection herewith have been duly executed and delivered by New Guarantor;

(c)no consent, which has not been obtained, is required to the undertaking by New Guarantor of all of the covenants, conditions, agreements, representations, warranties, waivers, consents, acknowledgements, duties, obligations and liabilities under the New Indemnity Guaranty, the New Completion Guaranty and the New Environmental Indemnity;

(d)the execution, delivery and performance by New Guarantor of this Agreement,  the New Indemnity Guaranty, the New Completion Guaranty and the New Environmental Indemnity and the assumption of and performance by New Guarantor under the New Indemnity Guaranty, the New Completion Guaranty and the New Environmental Indemnity (i) do not violate, or cause New Guarantor to be in default under, any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award in effect having applicability to New Guarantor, (ii) do not contravene, or constitute a default under any loan or credit agreement, indenture, or any other agreement, lease or instrument to which New Guarantor is a party or by which New Guarantor’s property may be bound or affected, and (iii) to the best of New Guarantor’s knowledge, do not result in the creation or imposition of any lien on the Property other than the creation of the liens and security interests on the Property in favor of Lender;

(e)this Agreement,  the New Indemnity Guaranty, the New Completion Guaranty and the New Environmental Indemnity has been duly executed and delivered by New Guarantor, and constitute the valid and legally binding obligations of New Borrower, enforceable against New Guarantor in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered a proceeding at law or in equity);

(f)no approval, consent or authorization of, or filing or registration with, any governmental authority, agency, regulatory body or other person or entity is necessary for the execution, delivery of performance by New Guarantor of this Agreement or for the performance by New Guarantor of any of the undertakings, covenants, duties, obligations and liabilities of New Guarantor contained herein, in the New Indemnity Guaranty, the New Completion Guaranty or in the New Environmental Indemnity, other than those already obtained;

(g)all financial information and materials regarding New Guarantor provided by or on behalf of New Guarantor to Lender were true and correct in all material respects as of the date provided to Lender and remain true and correct in all material respects as of the Effective Date,  all non-financial information and materials regarding New Guarantor provided by or on behalf of New Guarantor to Lender were true and correct in all respects as of the date provided to Lender and remain true and correct as of the Effective Date, and all information and materials regarding the Property provided by or on behalf of New Guarantor to Lender were true and correct in all material respects as of the date provided to Lender and remain true and correct in all material respects as of the Effective Date;

(h)New Guarantor has no knowledge that any of the representations and warranties made by Original Borrower and/or Original Guarantor in Section 13 and Section 14 above, respectively, are not true and correct;

(i)New Guarantor has not previously assigned any claims against Lender; and

(j)New Guarantor understands and intends that Lender will rely on the representations and warranties contained herein.

17.Additional Agreements.  New Borrower and Lender further agree that, notwithstanding any provision in the Loan Documents to the contrary:

(a)At any time that an Event of Default is not continuing, New Borrower shall be permitted to pay dividends and make distributions to its members (by sending such dividends and distributions directly to such members of to the respective lenders of such members), in accordance with applicable law; and

(b)If any representation or warranty set forth in the Loan Documents will become false, or any covenants or agreement will be breached, solely as a result of the existence of the Master Lease, each such representation, warranty, covenant and agreement is hereby modified to make appropriate exception for the existence of the Master Lease.

18.No Reliance.  Original Borrower, Original Guarantor, New Borrower and New Guarantor each acknowledge that in consummation of this assumption, Original Borrower, Original Guarantor, New Borrower and New Guarantor have not relied on any representation or warranty by Lender regarding the Property, the title thereto or any other matter (except as expressly set forth herein).

19.No Impairment of Lien.  All of the Property described in the Security Instrument and the other Loan Documents shall remain in all respects subject to the liens, charges, encumbrances and covenants of title of the Security Instrument and the other Loan Documents.  This Agreement and the execution of the other documents contemplated hereby do not constitute the creation of new debt or the extinguishment of the debt evidenced and secured by the Loan

Documents.  Nothing set forth in this Agreement shall in any way affect, impair or diminish the validity, priority or extent of the liens, charges, encumbrances, or covenants of title evidenced or created by any of the Loan Documents, nor, except as expressly set forth in Section 12, release or change the liability of any party who may now be or after the Effective Date, become liable, primarily or secondarily, under the Note or any of the other Loan Documents.  This Agreement shall not be deemed to be or constitute any alteration, waiver, annulment or variation of the liens, charges, encumbrances or covenants of title of the Security Instrument or any of the other Loan Documents or the terms and conditions of or any rights, powers or remedies under the Security Instrument or the other Loan Documents, except as expressly set forth in this Agreement.

20.Further Documents.  Original Borrower, Original Guarantor, New Borrower and New Guarantor hereby agree to execute and deliver to Lender, and authorize the filing and/or recording by Lender of, any and all further documents and instruments required by Lender to effectuate the transaction contemplated by this Agreement, to create, perfect and/or modify the liens, security interests, assignments and/or pledges granted to Lender under the Loan Documents and/or to give effect to the terms and provisions of this Agreement, including appropriate UCC financing statements or amendments.  Without limiting the generality of the foregoing, on or before the date of this Agreement, Lender shall be furnished with the following, in form and substance satisfactory to Lender:  (a) certified copies of all documents relating to the organization and formation of New Borrower, together with all appropriate original documentation evidencing New Borrower's capacity and good standing, (b) certified copies of all documents relating to the organization and formation of New Guarantor, together with all appropriate original documentation evidencing New Guarantor’s capacity and good standing, (c)  certified copies of all documents relating to the organization and formation of Master Tenant, together with all appropriate original documentation evidencing Master Tenant's capacity and good standing, (d)  appropriate documentation evidencing the qualification of the signers to execute this Agreement,  (e) such legal opinions as may be required by Lender,  (f) title endorsements to Lender's title insurance policies or replacement Lender's title insurance policies providing the equivalent coverage,  (g) evidence that all insurance required under the Loan Documents is current,  (h) the New Management Agreement and any other documentation relating to the management of the Property and the assignment and subordination of any management agreement to Lender, and (i) evidence of payment of all fees, costs and expenses required by Section 21 of this Agreement.

21.Costs and Expenses.  Original Borrower, Original Guarantor, New Borrower and New Guarantor hereby agree to pay any and all fees, costs and expenses, including attorneys' fees and the premium for endorsements to Lender's title insurance policy or replacement Lender's title insurance policy, incurred by Lender in connection with the negotiation, preparation, filing and/or recording of this Agreement and all other documents and instruments executed pursuant to this Agreement and/or to create, perfect or modify the liens, security interests, assignments and/or pledges contemplated hereunder. In addition, concurrently herewith, New Borrower shall pay Lender a nonrefundable assumption fee in an amount equal to Fifty-Six Thousand One Hundred Dollars ($56,100).

22.Successors and Assigns Bound; Liability; and Agents.  The covenants and agreements contained in this Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties, subject to the provisions of this Agreement (without implying Lender's consent to any transfer of the Property or any interest in New Borrower which is prohibited by any of the provisions of the Loan Documents).  In exercising any rights under this Agreement or any of the Loan Documents or taking any actions provided for herein or therein, Lender may act through Lender's respective employees, agents or independent contractors as authorized by Lender.

23.Time of Essence.  Time is of the essence of this Agreement and the performance of each of the covenants and agreements contained herein.

24.Applicable Law; Jurisdiction; Venue; and Service of Process.  THE PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.  THE PARTIES AGREE THAT ALL DISPUTES IN ANY WAY RELATING TO, ARISING UNDER, CONNECTED WITH, OR INCIDENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND OVER WHICH THE FEDERAL COURTS HAVE SUBJECT MATTER JURISDICTION, SHALL BE LITIGATED, IF AT ALL, EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF HOUSTON, TEXAS, AND, IF NECESSARY, THE CORRESPONDING APPELLATE COURTS.  THE PARTIES FURTHER AGREE THAT ALL DISPUTES IN ANY WAY RELATING TO, ARISING UNDER, CONNECTED WITH, OR INCIDENT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND OVER WHICH THE FEDERAL COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, SHALL BE LITIGATED, IF AT ALL, EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS,  BEXAR COUNTY, AND, IF NECESSARY, THE CORRESPONDING APPELLATE COURTS.  LENDER MAY OBTAIN PERSONAL JURISDICTION AND PERFECT SERVICE OF PROCESS BY ANY MEANS NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW.  EACH PARTY EXPRESSLY SUBMITS ITSELF TO THE PERSONAL JURISDICTION OF THE STATE OF TEXAS.  THE PARTIES FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY STATE OR UNITED STATES COURT SITTING IN BEXAR COUNTY, TEXAS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE PARTY OR LENDER AT THE ADDRESS INDICATED IN SECTION 26, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF A PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE ON THE DATE SUCH DELIVERY WAS ATTEMPTED AND REFUSED.

25.Severability.  The parties hereto intend and believe that each and every provision in this Agreement comports with all applicable law.  If any provision of this Agreement or the application hereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Agreement nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law, except that if such provision relates to the payment of a monetary sum and if Lender in Lender's reasonable judgment concludes that timely payment of all principal, interest, fees and expenses provided for in this Agreement, the Note or any of the other Loan Documents is jeopardized or threatened, then Lender may, at Lender's option, declare the entire Loan due and payable in accordance with applicable provisions of the Note.

26.Notice.  The Loan Documents (including, without limitation, Section 4.5 of the Security Instrument) are hereby amended to provide that any notice, request, demand, statement or consent made under this Agreement or under any of the other Loan Documents shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given if either delivered personally, or delivered to a reputable overnight delivery service providing a receipt or deposited in the United States Mail, postage prepaid and certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing.  Notice given on behalf of a party by that party's legal counsel shall be effective so long as such notice is delivered in the manner provided herein; provided, however, notice given solely to a party's legal counsel and not to the party itself shall not be effective notice hereunder.  The effective date of any notice given as aforesaid shall be the date of personal service, one (1) Business Day after delivery to such overnight delivery service, or three (3) Business Days after being deposited in the United States Mail, whichever is applicable.  If delivery of such notice is refused by an addressee, such notice shall be deemed to have been properly given on the date delivery to such addressee was attempted and refused.  For purposes hereof, the addresses are as follows:

If to Original Borrower:PHG San Antonio, LLC
5607 Glenridge Drive
Suite 430
Atlanta, Georgia  30342
Attention:  Gregory M. Friedman

with a copy to:Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, Georgia 30326
Attention: Duncan Miller, Esq.

If to Lender:LMREC 2015-CRE1, Inc.
c/o Latitude Management Real Estate Investors
350 South Beverly Drive, Suite 300
Beverly Hills, California  90212
Attn:  Asset Management

with a copy to:Safarian Choi &  Bolstad LLP
555 South Flower Street, Suite 650
Los Angeles, California  90071
Attn:  Chris K. Safarian, Esq.

If to New Borrower:CDOR San Spring, LLC and
TRS San Spring, LLC
c/o Condor Hospitality Trust, Ind.
1800 W. Pasewalk Avenue, Suite 200
Norfolk, NE  68701
Attention:  Lauren Green

with a copy to:McGrath North Mullin & Kratz, PC
First National Tower, Suite 3700
1601 Dodge Street
Omaha, Nebraska 68102
Attention: Jason D. Benson, Esq.

If to New Guarantor:Condor Hospitality Trust, Inc.
1800 W. Pasewalk Avenue, Suite 200
Norfolk, NE  68701
Attention:  Lauren Green

with a copy to:McGrath North Mullin & Kratz, PC
First National Tower, Suite 3700
1601 Dodge Street
Omaha, Nebraska 68102
Attention: Jason D. Benson, Esq.

Notwithstanding the foregoing agreement to provide courtesy copies, such copies shall be courtesy copies only, and any failure to provide such courtesy copies shall have absolutely no effect or entitle Original Borrower or New Borrower to any relief or remedy whatsoever.  Any notice duly given to Original Borrower or New Borrower shall be effective whether or not the courtesy copy was given.  Any party hereto shall have the right from time to time to change its respective address, and each party shall have the right to specify as its address any other address within the United States of America by at least five (5) days' written notice to the other parties.

27.Attorneys' Fees.  Any reference to "attorney fees", "attorney's fees", or "attorneys' fees" in this Agreement includes both the reasonable fees, charges and costs incurred by Lender through Lender's retention of outside legal counsel.  Any reference to "attorney fees", "attorney's fees", or "attorneys' fees" shall also include those attorneys or legal fees, costs and charges incurred by Lender in the collection of any indebtedness, the enforcement of any obligations hereunder, the defense of actions arising hereunder and the collection, protection or setoff of any claim Lender may have in a proceeding under Title 11, United States Code.  Attorney's fees provided for hereunder shall accrue whether or not Lender has provided notice of a default or of an intention to exercise Lender's remedies for such default.

28.Waiver of Trial by Jury.    TO THE EXTENT PERMITTED BY LAW, ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER, NEW GUARANTOR AND LENDER EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY AGREE TO WAIVE ANY RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN OR AMONG ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER, NEW GUARANTOR AND LENDER RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW

AND STATUTORY CLAIMS.  ORIGINAL BORROWER, ORIGINAL GUARANTOR, NEW BORROWER, NEW GUARANTOR AND LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE PARTIES TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE PARTIES HAVE RELIED ON THE WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT THE PARTIES WILL CONTINUE TO RELY ON THE WAIVER IN FUTURE DEALINGS WITH EACH OTHER ARISING OUT OF THIS AGREEMENT.  EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER MAY ONLY BE MODIFIED IN WRITING SIGNED BY THE PARTY WHO IS DEEMED TO BE MAKING THE WAIVER.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

29.Interpretation.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:  (a) no rules of construction against the drafter of this Agreement shall apply in the interpretation of this Agreement or any of the provisions hereof; (b) defined terms include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (c) references herein to "Articles," "Sections," subsection, paragraphs and other subdivisions without reference to a document are to designated Articles, Section, subsections, paragraphs and other subdivisions of this Agreement; (d) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs, clauses and other subdivisions; (e) the headings of the Articles, Sections or subsections of this Agreement are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or subsections; (f) the words "hereof," "herein," "thereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provisions; (g) the word "including" or "includes" means "including, but not limited to" or "includes without limitation"; (h) the words "approval," "consent" and "notice" shall be deemed to be preceded by the word "written"; (i) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" mean "to but excluding"; and the word "through" means "to and including"; (j) any reference to this Agreement or any other instruments, documents and agreements shall include this Agreement and other instruments, documents and agreements as originally executed or existing and as the same may from time to time be supplemented, modified or amended; (k) any document that is "certified" means the document has been appended to a certificate of the party certifying the document that affirms the truth and accuracy of everything in the document being certified, subject to the limitations, if any, in such certificate; (l) unless otherwise specifically provided, all references in this Agreement to a number of days shall mean calendar days rather than business days; and (m) the terms "person" and "party" includes individuals, corporations, partnerships, limited liability companies, trusts, other legal entities, organizations and associations, and any governmental authority or agency.

30.Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  The signature and acknowledgment of, or on behalf of, each party, or the signature and acknowledgment of all persons required to bind any party need not appear on each counterpart.  Signature pages and acknowledgment pages may be detached from this Agreement without impairing the legal effects of the signature(s) thereon and attached to a counterpart original to form a fully-executed original of this Agreement.  All counterparts shall collectively constitute a single instrument.

31.Rights Cumulative.  Each right and remedy of Lender under this Agreement and the Loan Documents shall be in addition to every other right and remedy of Lender and such rights and remedies may be enforced separately or in any combination.

32.No Modification or Waiver.  This Agreement and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Original Borrower, Original Guarantor, New Borrower, New Guarantor or Lender, but only by an agreement in writing executed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

33.Entire Agreement.  This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement.  THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

34.Incorporation of Recitals.  The Recitals above are hereby incorporated herein and made a part hereof by this reference.

35.Conflicting Provisions.  The terms and conditions of all of the Loan Documents not specifically modified herein shall remain in full force and effect and shall be binding upon New Borrower.  It is understood and agreed that in the event there are any conflicting or omitted provisions or variations between the terms, conditions, rights, or remedies in any of the Loan Documents and the terms of this Agreement (other than those specifically modified herein), those terms, conditions, rights or remedies which are most favorable to Lender shall remain in full force and effect and shall prevail.  A default under the terms and conditions of this Agreement shall constitute a default under the terms and conditions of the Loan Documents.

36.Independent Legal Advice.  Each of the parties to this Agreement represents to, warrants to and agrees with the others as follows:  (a) each of the parties has received independent legal advice from its counsel with respect to the advisability of executing this Agreement; (b) none of the parties to this Agreement has relied upon any statement, representation or promise of any of the other parties to this Agreement or of any of the attorneys or any other representatives of any of the other parties to this Agreement in executing this Agreement, except for such representations and promises as are set forth in this Agreement; and (c) each of the parties to this Agreement and each person signing this Agreement declares that it understands the contents hereof, and this Agreement is executed voluntarily with full knowledge of its significance.

[END OF TEXT; SIGNATURES FOLLOW IMMEDIATELY ON NEXT PAGES]

IN WITNESS WHEREOF, Original Borrower, Original Guarantor, New Borrower, New Guarantor and Lender have duly executed this Agreement the day and year first above written.

ORIGINAL BORROWER

PHG SAN ANTONIO, LLC,
a Georgia limited liability company

By:Peachtree Hotel Group II, LLC,
a Georgia limited liability company
Its Manager

By:__/s/ Jatin Desai__________
Name: Jatin Desai
Its:  Manager

STATE OF GEORGIA)

)ss:

COUNTY OF FULTON)

The undersigned, a Notary Public in and for said County in said State, hereby certifies that Jatin Desai, the Manager of Peachtree Hotel Group II, LLC, a Georgia limited liability company, as the Manager of PHG San Antonio, LLC, a Georgia limited liability company, the person who signed his name to the foregoing instrument on behalf of said limited liability company, personally appeared before me and acknowledged the same to his act and deed.

Given under my hand and official seal this 29th day of September, 2015.

/s/ Nick Huddleston

Notary Public

My Commission Expires: 2/25/2017

[SEAL]

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ORIGINAL GUARANTORS:

_/s/ Jatin Desai_____________________________
JATIN DESAI, an individual

_/s/ Mitul Patel_____________________________
MITUL PATEL, an individual

_/s/ Gregory M. Friedman_____________________
GREGORY M.  FRIEDMAN, an individual

STATE PF GEORGIA)

)ss:

COUNTY OF FULTON)

The foregoing instrument was executed and acknowledged before me by

The undersigned, a Notary Public in and for said County in said State, hereby certifies that Jatin Desai, Mitul Patel and Gregory M. Friedman, the persons who signed their respective names the foregoing instrument, each personally appeared before me and acknowledged the same to be his act and deed.

Given under my hand and official seal this 29th day of September, 2015.

/s/ Nick Huddleston

Notary Public

My Commission Expires: 2/25/2017

[SEAL]

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST AND OTHER LOAN DOCUMENTS AND MODIFICATION AGREEMENT]

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NEW BORROWER:

CDOR SAN SPRING, LLC,
a Delaware limited liability company

By:/s/ Corrine L. Scarpello
Corrine L. Scarpello
Vice President

TRS SAN SPRING, LLC,
a Delaware limited liability company

By:/s/ Corrine L. Scarpello
Corrine L. Scarpello
Vice President

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NEW GUARANTOR:

CONDOR HOSPITALITY TRUST, INC,
a  Maryland corporation

By:/s/ Corrine L. Scarpello
Corrine L. Scarpello
Senior Vice President and Chief Financial Officer

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Consented and Agreed to as to the

Provisions of Section 1.37 of the Security Instrument

MANAGER:

/s/ J. William Blackham

J. WILLIAM BLACKHAM

/s/ Corrine L. Scarpello

CORRINE L. SCARPELLO

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST AND OTHER LOAN DOCUMENTS AND MODIFICATION AGREEMENT]

STATE OF NEBRASKA)

)ss:

COUNTY OF DOUGLAS

On the 23rd day of September in the year 2015, before me, the undersigned, personally appeared Corrine L. Scarpello, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their  signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Lauren E. Green

Notary PublicSign and affix stamp

STATE OF NEBRASKA)

)ss:

COUNTY OF DOUGLAS

On the 23rd day of September in the year 2015, before me, the undersigned, personally appeared J. William Blackham, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their  signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Lauren E. Green

Notary PublicSign and affix stamp

LENDER:

LMREC 2015-CRE1, INC.,
a Delaware corporation

By:/s/ Wallace O. Sellers
Wallace O. Sellers, Jr.
Executive Vice President

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ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA                             )

                                                                        ) ss.

COUNTY OF LOS ANGELES                      )

On September 29, 2015, before me, Reilly Gardner Loveland, notary public, personally appeared Wallace O. Sellers, Jr., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

_/s/ Reilly Gardner Loveland____________________
NOTARY PUBLIC OF CALIFORNIA
Printed Name:_Reilly Gardner Loveland__________
My Commission Expires: _February 22, 2019______

EXHIBIT  A

Legal Description of the Land

LOT 21, NEW CITY BLOCK 134, DTSA SUBDIVISION, SITUATED IN THE CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS ACCORDING TO PLAT THEREOF RECORDED IN VOLUME 9533, PAGE 212, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

Exhibit A

EXHIBIT B

Original Loan Documents

Notice of Final Agreement

Note

Security Instrument

Lease Assignment

Contract Rights Assignment

UCC-1 Financing Statement filed April 22, 2014 with the Georgia Secretary of State as Initial Filing No. 0602014-03259 (the “Original Financing Statement”)

Fixture Filing recorded in the Official Records on April 22, 2014 in the Official Records as Instrument No. 20140064334 (the “Original Fixture Filing”)

Original Environmental Indemnity

Original Indemnity Guaranty Agreement

Original Completion Guaranty Agreement

Original Lockbox Agreement

Original Deposit Account Agreement

Original Borrower Certificate

Original Closing Certificate

Original Management Agreement Subordination

Undelivered Items Letter Agreement dated April 21, 2014, executed by Original Borrower in favor of Lender